                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 25, 2004


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                               000-49887                       980363970
(State or Other Jurisdiction of           (Commission File Number)            (I.R.S. Employer
 Incorporation or Organization)                                              Identification No.)


  2ND FL. INTERNATIONAL TRADING CENTRE
                 WARRENS
               PO BOX 905E
          ST. MICHAEL, BARBADOS                                                      N/A
(Address of principal executive offices)                                          (Zip Code)


                                 (246) 421-9471
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 25, 2004, Nabors Industries, Inc., a Delaware corporation, as issuer ("Nabors Delaware"), and Nabors Industries Ltd., a Bermuda exempted company, as guarantor (the "Company"), entered into a Second Supplemental Indenture (the "2021 Supplemental Indenture"), with J.P. Morgan Trust Company, National Association (as successor to Bank One, N.A.), as trustee (the "Trustee"), to the Indenture, dated as of February 5, 2001, as amended (the "2021 Indenture"), by and among Nabors Delaware, the Company and the Trustee with respect to Nabors Delaware's Zero Coupon Convertible Senior Debentures due 2021 (the "2021 Securities"). Nabors Delaware is a wholly owned subsidiary of the Company.

         In addition, on October 25, 2004, Nabors Delaware, as issuer, and the Company, as guarantor, entered into a First Supplemental Indenture with the Trustee (together with the 2021 Supplemental Indenture, the "Supplemental Indentures") to the Indenture, dated as of June 10, 2003 (together with the 2021 Indenture, the "Existing Indentures"), by and among Nabors Delaware, the Company and the Trustee with respect to Nabors Delaware's Zero Coupon Senior Exchangeable Notes due 2023 (the "2023 Securities" and together with the 2021 Securities, the "Securities").

         The Supplemental Indentures contain the following provisions and generally have the following effects on the Existing Indentures:

     o The Existing Indentures provided that Nabors Delaware had the right to elect, by written notice to holders ("Company Notice"), to pay the purchase price in cash or in the Company's common shares ("Common Shares"), or any combination of cash and Common Shares, when holders require Nabors Delaware to repurchase all or a portion of the Securities at the holder's option as provided in the Existing Indentures. In the Supplemental Indentures, Nabors Delaware and the Company covenanted and agreed for the benefit of the holders of Securities that in any Company Notice, Nabors Delaware will in all circumstances elect to pay the purchase price described above solely in cash.

     o The Existing Indentures provide that upon an exchange of 2023 Securities or conversion of 2021 Securities, Nabors Delaware has the right to elect, by written notice to holders, instead of delivering the number of Common Shares to be delivered upon such exchange or conversion, as the case may be, to pay such holder, in respect of all or a portion of such Securities, an amount of cash based on the value of such Common Shares determined pursuant to the Existing Indentures, provided that if such payment of cash is not permitted pursuant to the provisions of the Existing Indentures or any other agreement or instrument to which Nabors Delaware is a party or by which Nabors Delaware is bound or otherwise or an event of default under the respective Existing Indenture has occurred and is continuing, then Nabors Delaware will deliver Common Shares upon such exchange or conversion of such Securities (notwithstanding any notice of election to pay cash on such exchange or conversion). In the Supplemental

         Indentures, Nabors Delaware and the Company covenanted and agreed for the benefit of the holders of Securities that the written notice described in the first sentence of this paragraph, will in all circumstances specify that Nabors Delaware will make payment solely in cash for all Securities submitted for exchange or conversion unless the Full Cash Price (as defined in the Supplemental Indentures) for a Security is greater than the Principal Amount (as defined in the Existing Indentures) thereof, in which case Nabors Delaware will (x) pay in cash the percentage of the Full Cash Price equal to the quotient obtained by dividing the Principal Amount of such Security by the Full Cash Price for such Security, and (y) pay the remaining portion of the payment for such Securities in either, at Nabors Delaware's option, cash or Common Shares.

     o Deleting in their entirety provisions in the Existing Indentures that permitted Nabors Delaware and the Company, at Nabors Delaware or the Company's option, to enter into exchange or conversion arrangements with investment banks when Nabors Delaware calls the Securities for redemption.

         The Supplemental Indentures were entered into without the consent of holders of Securities pursuant to Section 9.01(4) of each of the Existing Indentures. Section 9.01(4) of each of the Existing Indentures permits amendments without the consent of holders to make any change that does not adversely affect the rights of any holder of Securities.

         The above description of the Supplemental Indentures is a summary only and is qualified in its entirety by reference to the Supplemental Indentures which are filed as exhibits to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description
-----------       -----------

4.1 Second Supplemental Indenture, dated as of October 25, 2004, by and among Nabors Industries, Inc., as issuer ("Nabors Delaware"), Nabors Industries Ltd., as guarantor (the "Company"), and J.P. Morgan Trust Company, National Association (as successor to Bank One, N.A.), as trustee (the "Trustee"), to the Indenture, dated as of February 5, 2001, as amended, with respect to Nabors Delaware's Zero Coupon Convertible Senior Debentures due 2021.

4.2 First Supplemental Indenture, dated as of October 25, 2004, by and among Nabors Delaware, as issuer, the Company, as guarantor, and the Trustee, to the Indenture, dated as of June 10, 2003, with respect to Nabors Delaware's Zero Coupon Senior Exchangeable Notes due 2023.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                        NABORS INDUSTRIES LTD.



                                        By:    /s/ Daniel McLachlin
                                               ---------------------------------
                                        Name:  Daniel McLachlin
                                        Title: Vice President - Administration
                                               & Secretary


Date: October 26, 2004

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

4.1 Second Supplemental Indenture, dated as of October 25, 2004, by and among Nabors Industries, Inc., as issuer ("Nabors Delaware"), Nabors Industries Ltd., as guarantor (the "Company"), and J.P. Morgan Trust Company, National Association (as successor to Bank One, N.A.), as trustee (the "Trustee"), to the Indenture, dated as of February 5, 2001, as amended, with respect to Nabors Delaware's Zero Coupon Convertible Senior Debentures due 2021.

4.2 First Supplemental Indenture, dated as of October 25, 2004, by and among Nabors Delaware, as issuer, the Company, as guarantor, and the Trustee, to the Indenture, dated as of June 10, 2003, with respect to Nabors Delaware's Zero Coupon Senior Exchangeable Notes due 2023.